SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 7, 2005

(Date of Report)

August 31, 2005

(Date of Earliest Event Reported)

Turinco, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	000-30695 Commission File Number	87-0618509 (IRS Employer I.D. No.)

1981 East  Murray  Holiday  Road

Salt Lake City, Utah 84117

 (Address of Principal Executive Offices)

801-272-9294

 (Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02:

UNREGISTERED SALES OF EQUITY SECURITIES

On August 31, 2005, Turinco, Inc. closed an initial private placement of its common stock.  The Company sold 1,192,000 shares of its common stock, $.001 par value, for a total of $1,490,000 to 14 investors, which represents 8% of the now 14,908,000 issued and outstanding shares of common stock of the Company.  The shares were sold in a private transaction at $1.25 per share and the Company relied on an exemption from registration pursuant to Regulation S, Rules Governing Offers and Sales Made Outside the United States Without Registration Under the Securities Act of 1933.

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

Previous independent accountants

(i)

On Sept. 2, 2005, the Company dismissed its independent accountants, Madsen & Associates CPA’s, Inc.

(ii)

The audit reports of Madsen & Associates CPA’s, Inc., for the year ended

 December 31, 2004 and December 31, 2003 contained an opinion expressing substantial doubt as to ability to continue as a going concern. Those audit reports contained no other adverse opinion, disclaimer of opinion or modification of the opinion.

(iii)

Turinco’s Board of Directors participated in and approved the decision to change independent accountants.

(iv)

In connection with its audit for the last two fiscal years and the interim periods until the date of dismissal there have been no disagreements with Madsen & Associates CPA’s, Inc., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Madsen & Associates CPA’s Inc., would have caused them to make reference thereto in their report on the financial statements.

(v)

During the two most recent fiscal years and the interim period and to the date of dismissal there have been no reportable events (as defined in regulation S-K Item 304 (a)(1)(v)).

(vi)

Turinco has requested that Madsen & Associates CPA’s, Inc., furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an exhibit to this form 8-K.

(b)

New Independent Accountants

On Sept. 6, 2005, the board of directors voted to engage BDO Dunwoody LLP to audit its financial statements for the year ended December 31, 2005. Turinco has not consulted BDO Dunwoody LLP during the two most recent fiscal years and to th e date of engagement, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was rendered on the Turinco financial statements and written reports, and no oral advice was provided to Turinco by concluding there was an important factor to be considered by Turinco in reaching a decision as to an accounting, auditing or financial issue.

In the past two years and to the date of engagement, Turinco has not consulted BDO Dunwoody LLP on any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01

Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

None.

          (b)  Pro forma financial information.

None.

(c) Exhibits.

16.0

Letter regarding Change in Certifying Accountant from Madsen & Associates CPA’s, Inc.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TURINCO, INC.

/s/ John Baring

DATE:  Sept. 7, 2005

By: Sir John Baring

President

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